FMI International Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Britain - 32.3% (a)
Beverages: Alcoholic - 1.8%
Diageo PLC	2,030,000	$43,742,104

Beverages: Non-Alcoholic - 3.7%
Coca-Cola Europacific Partners PLC	965,000	87,525,500

Electrical Products - 2.9%
Smiths Group PLC	2,170,000	68,637,404

Electronics/Appliances - 2.3%
Howden Joinery Group PLC	4,920,000	55,062,139

Finance/Rental/Leasing - 4.3%
Ashtead Group PLC	1,490,000	101,586,638

Food: Specialty/Candy - 2.8%
Greggs PLC	2,950,000	66,495,848

Household/Personal Care - 4.0%
Unilever PLC	1,469,999	96,045,245

Internet Software/Services - 4.0%
Informa PLC	7,940,000	94,209,528

Major Banks - 2.8%
Lloyds Banking Group PLC	50,000,000	66,135,442

Trucks/Construction/Farm Machinery - 3.7%
Weir Group PLC	2,270,000	86,765,886
Total Britain		766,205,734

France - 10.6%
Miscellaneous Commercial Services - 1.9%
Edenred SE	2,000,000	44,211,874

Restaurants - 3.7%
Sodexo SA	1,730,000	88,638,211

Wholesale Distributors - 5.0%
Rexel SA	3,050,000	119,627,429
Total France		252,477,514

Germany - 5.5%
Industrial Machinery - 3.1%
Siemens AG	265,000	74,220,209

Medical/Nursing Services - 2.4%
Fresenius Medical Care AG	1,180,000	56,363,304
Total Germany		130,583,513

Hong Kong - 3.2%
Tools & Hardware - 3.2%
Techtronic Industries Co. Ltd.	6,500,000	74,770,363

Ireland - 7.9%
Airlines - 4.4%
Ryanair Holdings PLC - ADR	1,450,000	104,675,500

Miscellaneous Commercial Services - 3.5%
ICON PLC (b)	460,000	83,821,200
Total Ireland		188,496,700

Japan - 9.0%
Chemicals: Specialty - 3.5%
NOF Corp.	4,375,000	84,323,398

Computer Processing Hardware - 2.8%
Sony Group Corp.	2,550,000	65,410,021

Electronic Equipment/Instruments - 2.7%
Yokogawa Electric Corp.	2,010,000	64,461,839
Total Japan		214,195,258

Luxembourg - 2.0%
Discount Stores - 2.0%
B&M European Value Retail SA	20,600,000	46,698,082

Netherlands - 5.4%
Chemicals: Major Diversified - 1.7%
IMCD NV	445,000	40,389,226

Medical Specialties - 3.7%
Koninklijke Philips NV	3,260,000	88,767,093
Total Netherlands		129,156,319

Singapore - 2.5%
Major Banks - 2.5%
DBS Group Holdings Ltd.	1,375,000	60,231,400

Spain - 3.1%
Recreational Products - 3.1%
Fluidra SA	2,700,000	73,148,433

Sweden - 2.3%
Trucks/Construction/Farm Machinery - 2.3%
Epiroc AB	2,400,000	54,100,513

Switzerland - 5.4%
Medical Distributors - 2.6%
DKSH Holding AG	845,000	60,747,096

Pharmaceuticals: Major - 2.8%
Roche Holding AG	160,000	66,075,244
Total Switzerland		126,822,340

United States - 9.5%
Contract Drilling - 2.4%
SLB Ltd.	1,500,000	57,570,000

Other Consumer Services - 4.1%
Booking Holdings, Inc.	18,000	96,395,940

Wholesale Distributors - 3.0%
Ferguson Enterprises, Inc.	320,000	71,241,600
Total United States		225,207,540
TOTAL COMMON STOCKS (Cost $1,742,957,999)		2,342,093,709

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.4%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (c)	34,369,930	34,369,930
TOTAL MONEY MARKET FUNDS (Cost $34,369,930)		34,369,930

TOTAL INVESTMENTS - 100.1% (Cost $1,777,327,929)		2,376,463,639
Money Market Deposit Account - 0.0% (d)(e)		337,041
Liabilities in Excess of Other Assets - (0.1)%		(2,141,687)
TOTAL NET ASSETS - 100.0%		$2,374,658,993

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.36%. This MMDA is held as collateral for certain forward currency contracts.

(e)	Represents less than 0.05% of net assets.

FMI International Fund
Schedule of Forward Currency Contracts
December 31, 2025 (Unaudited)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BNY Mellon Capital Markets LLC	01/16/2026	USD	672,134,750	EUR	575,000,000	$(4,128,635)
BNY Mellon Capital Markets LLC	01/16/2026	USD	219,948,825	JPY	33,000,000,000	8,963,606
J.P. Morgan Securities, Inc.	01/16/2026	USD	77,281,743	HKD	600,000,000	141,296
J.P. Morgan Securities, Inc.	01/16/2026	USD	53,031,994	SEK	500,000,000	(1,324,347)
J.P. Morgan Securities, Inc.	01/16/2026	USD	58,219,643	SGD	75,000,000	(192,816)
State Street Bank & Trust Co.	01/16/2026	USD	113,795,131	CHF	90,000,000	(28,298)
State Street Bank & Trust Co.	01/16/2026	USD	780,931,125	GBP	585,000,000	(7,606,336)
Net Unrealized Appreciation (Depreciation)						$(4,175,530)

CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

FMI International Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$501,229,740	$1,840,863,969	$–	$2,342,093,709
Money Market Funds	34,369,930	–	–	34,369,930
Total Investments	$535,599,670	$1,840,863,969	$–	$2,376,463,639

Other Financial Instruments:
Forward Currency Contracts*	$–	$9,104,902	$–	$9,104,902
Total Other Financial Instruments	$–	$9,104,902	$–	$9,104,902

Liabilities:
Other Financial Instruments:
Forward Currency Contracts*	$–	$(13,280,432)	$–	$(13,280,432)
Total Other Financial Instruments	$–	$(13,280,432)	$–	$(13,280,432)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of December 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s core financial statements.